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                                                                  EXHIBIT 24.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-09587 of Bruno's, Inc. on Form S-8 and Registration Statement No. 33-60161 of Bruno's, Inc. on Form S-3 of our report dated April 11, 1997, appearing in the Annual Report on Form 10-K of Bruno's, Inc. for the year ended February 1, 1997.


                                        /s/ Deloitte & Touche LLP

Birmingham, Alabama
April 28, 1997